SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 19, 1996


                      HEMACARE CORPORATION
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)



     California                0-15223                   95-3280412
 ------------------    -----------------------       ------------------
  State or other        Commission File Number)         (IRS Employer
  jurisdiction of                                   Identification Number)
  incorporation or
   organization)


                        4954 Van Nuys Boulevard
                   Sherman Oaks, California  91403
     ------------------------------------------------------------
        (Address of principal executive offices and Zip Code)


                           (818) 986-3883
     ------------------------------------------------------------
        (Registrant's telephone number, including area code)


                           (Not Applicable)
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5.  Other Events.
- ----------------------

On July 19, 1996, HemaCare Corporation (the "Registrant") and Medicorp Inc. ("Medicorp") entered into a Settlement Agreement and Mutual Release (the "Medicorp Settlement Agreement") resolving all disputes between them related to their February 1993 License Agreement. The License Agreement provided for the license by Medicorp to the Registrant of certain patent rights underlying the Registrant's research and development of Immupath , an experimental anti-HIV hyperimmune plasma-based product intended for the treatment of Acquired Immune Deficiency Syndrome (AIDS). This project, together with the other related business of the Registrant's HemaBiologics, Inc. subsidiary ("HBI"), was discontinued by the Registrant in November 1995. In consideration of the license rights, the Registrant was obligated to pay monetary royalties to Medicorp and issued to Medicorp common stock purchase warrants exercisable through February 17, 2003 for 400,000 shares of the Registrant's common stock at an exercise price of $5.50 per share (the "Medicorp Warrants").

Each party to the License Agreement had previously notified the other party of its termination of the License Agreement due to alleged breaches of the License Agreement by the other party. The Registrant further notified Medicorp that the Registrant's purported termination of the License Agreement for cause also resulted in the termination of the Medicorp Warrants. Medicorp denied that it had breached the License Agreement, asserted that the Medicorp Warrants remained outstanding and asserted that the Registrant was liable to Medicorp for approximately $425,000 in past due royalties under the License Agreement.

In the Medicorp Settlement Agreement, the parties agreed (i) to terminate the License Agreement, (ii) to mutually release each other from all prior monetary and other breaches of the License Agreement, (iii) that the Medicorp Warrants would remain outstanding and exercisable and (iv) that the Registrant would grant a nonexclusive royalty-free license to Medicorp to certain research data and other documentation associated with the Immupath project. The Medicorp Settlement Agreement does not require any monetary settlement payments by either party.

In November 1995, the Registrant decided to discontinue HBI's research and development operations and established a reserve in the amount of approximately $1,035,000 for estimated HBI operating losses during the period of disposal. Included in this reserve was approximately $600,000 for the resolution of contingent liabilities in connection with the License Agreement and the Medicorp Warrants, none of which will be required to be applied for this purpose. To date, the overall results of the disposal of discontinued operations, including the resolution of the Medicorp dispute, have been more favorable than anticipated. Upon the substantial completion of the disposal, the positive or negative balance of the reserve will be realized or expensed, as the case may be, on the Registrant's operating statement with the resulting balance sheet effect of reclassifying the amount of the reserve from liabilities to shareholders' equity. Although subject to a number of factors beyond the control of the Registrant, management believes that the disposal of the remainder of the discontinued HBI operations will be substantially completed during the third or fourth quarter of 1996.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements.
          ---------------------

          None.

     (b)  Pro forma financial information.
          --------------------------------

                               HEMACARE CORPORATION
                          CONDENSED CONSOLIDATED BALANCE SHEET

                                                    June 30, 1996
                                     ------------------------------------------
                                        Actual
                                      (Unaudited)     Adjustment(1)   Pro Forma
                                     -------------   -------------  ------------
     ASSETS
     Cash and cash equivalents       $    995,600                   $     995,600
     Other current assets               2,035,900                       2,035,900
                                     -------------                   -------------
                                        3,031,500                       3,031,500

     Plant and equipment                  961,600                         961,600
     Other long-term assets               182,800                         182,800
                                     -------------                   -------------
                                     $  4,175,900                    $  4,175,900
                                     =============                   =============

     LIABILITIES AND SHAREHOLDERS'
     EQUITY

     Current liabilities             $  2,282,700                    $  2,282,700
     Long-term liabilities              1,411,800        (600,000)        811,800
                                     -------------                   -------------
                                        3,694,500                       3,094,500

    Shareholders' Equity
      Common Stock                     12,312,900                      12,312,900
      Accumulated Deficit             (11,831,500)        600,000     (11,231,500)
                                     -------------                   -------------
                                          481,400                       1,081,400
                                     -------------                   -------------
                                     $  4,175,900                    $  4,175,900
                                     =============                   =============
     ------------------
     1   Reversal of non-current reserve for discontinued operations which was provided for resolution of the Medicorp license dispute.  The reserve became unnecessary when the dispute was settled in July 1996 without any cost to the Company.

     (c)  Exhibits.
          ---------

          10.1 Settlement Agreement and Mutual Release, dated July 19, 1996, between the Registrant and Medicorp Inc., including list of omitted appendices

          99.1 Agreement to furnish appendices to Exhibit 10.1

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HEMACARE CORPORATION
                                       (Registrant)

Date:  July  31, 1996
      ----------------

                                  By:  /s/ Hal I. Lieberman
                                  ----------------------------
                                   Hal I. Lieberman, President
                                   and Chief Executive Officer

                       INDEX TO EXHIBITS



            Exhibit                              Method of Filing
- --------------------------------------       ------------------------

10.1 Settlement Agreement and Mutual
     Release, dated July 19, 1996,
     between the Registrant and
     Medicorp Inc., including list
     of omitted appendices.................. Filed herewith electronically

99.1 Agreement to furnish appendices
     to Exhibit 10.1........................ Filed herewith electronically